Exhibit 99.1

Star Peak Corp II Announces the Separate Trading of its Shares of Class A Common Stock and Warrants Commencing February 26, 2021

February 25, 2021— Star Peak Corp II (NYSE: STPC.U) (the “Company”) announced that, commencing February 26, 2021, holders of the units sold in the Company’s initial public offering of 40,250,000 units, which included 5,250,000 units issued as a result of the exercise of the underwriters’ option to purchase additional units to cover over-allotments, completed on January 8, 2021, may elect to separately trade the shares of Class A common stock and warrants included in the units. Those units not separated will continue to trade on the New York Stock Exchange (“NYSE”) under the symbol “STPC.U,” and the shares of Class A common stock and warrants that are separated will trade on the NYSE under the symbols “STPC” and “STPC WS,” respectively. Holders of units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the units into shares of Class A common stock and warrants.

The units were initially offered by the Company in an underwritten offering. Credit Suisse Securities (USA) LLC and Goldman Sachs & Co. LLC acted as book running managers for the offering. A registration statement relating to the units and the underlying securities was declared effective by the Securities and Exchange Commission (the “SEC”) on January 5, 2021.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The offering was made only by means of a prospectus, copies of which may be obtained from Credit Suisse Securities (USA) LLC, Attn: Prospectus Department, 6933 Louis Stephens Drive, Morrisville, North Carolina 27560, telephone: (800) 221-1037 or email: usa.prospectus@credit-suisse.com, or Goldman Sachs & Co. LLC, Attn: Prospectus Department, 200 West Street, New York, New York 10282, telephone: 1-212-902-1171, facsimile: 212-902-9316 or email: prospectus-ny@ny.email.gs.com.

About Star Peak Corp II

The Company is a newly organized blank check company incorporated in Delaware for the purpose of effecting a merger, capital stock exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. The Company is focused on identifying a market leading North American business well-positioned to capitalize on global initiatives to improve sustainability and reduce emissions, and has not yet selected any specific business combination target. For more information about Star Peak Corp II, visit stpc.starpeakcorp.com.

For more information, please contact

Eric Scheyer
Chief Executive Officer
Info@starpeakcorp.com

Forward-Looking Statements

This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus relating to the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Source: Star Peak Corp II

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